Exhibit 10.26

Contract No.: OA-KGP-M-BJ190306

Technology Transfer (Patent License) Agreement

Project name:	License for Implementation of Six Patents including the System and Method for Preferentially Synchronizing and Updating Designated Files

Transferee (Party A):	Beijing Kingsoft Cloud Technology Co., Ltd. Beijing Kingsoft Cloud Network Technology Co., Ltd.

Transferor (Party B):	Beijing Kingsoft Software Co., Ltd. Zhuhai Kingsoft Software Co., Ltd.

Date: [18 December] 2019

Signed at: Haidian District, Beijing

Printed by the Ministry of Science and Technology of the People’s Republic of China

Completion Instructions

I.

The contract is a model text of a technology transfer (patent implementation license) contract printed by the Ministry of Science and Technology of the People’s Republic of China. Each technology contract registration agency can recommend it to the technology contract parties for reference.

II.

The contract is applicable to a contract entered into for the assignor (the patentee or its authorized person) to permit the assignee to implement the patent within the agreed scope, and the assignee to pay the agreed royalties.

III.

If one party to the contract consists of several parties, they can be respectively arranged as joint assignees or joint assignors under the “trustor” and “trustee” (additional pages) according to their respective roles in the contract relationship.

IV.	Matters not covered in the contract may be separately agreed by the parties in the attached sheet and shall be an integral part of the contract.

V.	For terms that do not need to be filled out when using the contract, the parties shall indicate the word “none” in the fields.

Technology Transfer (Patent License) Agreement

Transferee (Party A): Beijing Kingsoft Cloud Technology Co., Ltd.

Residence: Kingsoft Tower, No. 33 Xiaoying West Road, Haidian District, Beijing

Legal representative: Wang Yulin

Project contact: Yang Miao

Contact: 010-62927777

Mailing address:   Kingsoft Tower, No. 33 Xiaoying West Road, Haidian District, Beijing

Transferee (Party A): Beijing Kingsoft Cloud Network Technology Co., Ltd.

Residence:   Kingsoft Tower, No. 33 Xiaoying West Road, Haidian District, Beijing

Legal representative: Wang Yulin

Project contact: Yang Miao

Contact: 010-62927777

Mailing address:   Kingsoft Tower, No. 33 Xiaoying West Road, Haidian District, Beijing

Transferor (Party B): Zhuhai Kingsoft Software Co., Ltd.

Residence: Main Building, No. 10 Keji Road 1, Gangwan Avenue, Tangjiawan Town, Zhuhai City

Legal representative: Zou Tao

Project contact: Huo Sufang

Contact: 010-62927777

Mailing address: Kingsoft Tower, No. 33 Xiaoying West Road, Haidian District, Beijing

Transferor (Party B): Beijing Kingsoft Software Co., Ltd.

Residence: Kingsoft Tower, No. 33 Xiaoying West Road, Haidian District, Beijing

Legal representative: Zou Tao

Project contact: Huo Sufang

Contact: 010-62927777

Mailing address: Kingsoft Tower, No. 33 Xiaoying West Road, Haidian District, Beijing

Whereas, Party A and / or its consolidated subsidiaries signed the Authorized License Agreement (Party B’s contract number: KGP-I-BJ120010-2) on [9 November 2012], the Supplementary Agreement-1 of the Authorized License Agreement (Party B’s contract number: KGP-I-BJ120010-4) on [28 January 2013], and the Supplementary Agreement-2 of the Authorized License Agreement (Party B’s contract number: KGP-I-BJ1200010-2) on [13 September 2017] with Party B and / or its consolidated subsidiaries. The above agreements are collectively referred to as the “Original License Agreement”.

Party B to this Contract licenses Party A to implement the 6 patents including the System and Method for Preferentially Synchronizing and Updating Designated Files owned by Party B by general (~~exclusive~~, general) licensing according to the specific stipulations of the Contract. Party A accepts the transfer of the patent implementation and pay the corresponding license fee for implementation. After equal consultation, the two parties agreed as follows on the basis of truthfully and fully expressing their respective wishes in accordance with the provisions of the Contract Law of the People’s Republic of China for mutual observance.

Article 1 A total of 6 patent rights are licensed for implementation under this Contract. See Annex 1 for detail.

Article 2 Party A understands the current situation of Party B’s implementation of the patent rights, and agrees that Party B will continue to implement it within its original scope.

Article 3 Party B permits Party A to implement this patent in the following scope, manner and period:

1. Implementation mode: general license and sublicensable license, but sub-license is not allowed. Sublicensable license means that Party A is allowed to sub-license to any consolidated subsidiary of Party A’s Group, but not to other third parties other than the consolidated subsidiaries of Party A’s Group.

2. Scope of implementation: To the extent permitted by laws and regulations in mainland China, it shall be used for the existing business sectors engaged by Party A and Party A’s Group and the products and services involved in the existing business sectors and the scope of business that does not compete with other business lines of Party B’s Group, that is, the field of provision of cloud storage and cloud computing technology. (See Article 19 for definition)

3. Implementation period: from the effective date of this contract to the expiry of relevant patent rights, unless otherwise agreed in this contract.

Article 4 In order to ensure the effective implementation of this patent by Party A, Party B shall submit the following technical data to Party A: authorized patent text.

Article 5 The time, place and method for Party B to submit technical data are as follows

1. Date of submission: Effective date of the contract                ;

2. Place of submission: Haidian District, Beijing                ;

3. Method of submission: Electronic version                 .

Article 6 In order to ensure the effective implementation of this patent by Party A, Party B shall transfer and implement the technical secrets related to the patent to Party A:

1. Contents of technical secrets: known to Party A                .

2. Implementation requirements for technical secrets: known to Party A of                 .

3. Scope and duration of technical secrets: known to Party A    .

Article 7 To ensure the effective implementation of this patent by Party A, Party B shall provide Party A with the following technical services and technical guidance:

1. Contents of technical services and technical guidance: known to Party A                .

2. Method of technical services and technical guidance: known to Party A                .

Article 8 Both parties determine that Party B permits Party A to implement this patent and transfer technology secrets, provide technical services and technical guidance, which have been accepted according to standards.

Article 9 The royalties paid by Party A to Party B for implementation of the patent and the payment methods are as follows:

1. The total royalties of license implementation: RMB Four Million, which is [RMB 4 million] (including tax). The two parties confirm that the royalties of license implementation shall be paid by Party A to Party B in accordance with the Authorized License Agreement and Supplementary Agreement-1 of the Authorized License Agreement previously signed by the two parties. After the payment was completed, Party B shall no longer repeatedly charge the licensing fee for the implementation of the patent.

The two parties shall bear the taxes and fees arising from the patent implementation license under this contract; if it is not clearly stipulated by the law, it shall be shared equally by the two parties.

Party A shall bear the record registration fees charged by the patent registration authority and the agency fees incurred by entrusting the patent agency to handle the record registration.

2. Party A shall pay Party B the license implementation fee at one time (at one time, ~~by installment or commission~~).

According to the Supplementary Agreement-1 of the Authorized License Agreement previously signed by the two parties, the specific payment method and date are as follows: Zhuhai Kingsoft Software Co., Ltd. agrees that all the patent license fees that should be paid to Zhuhai Kingsoft Software Co., Ltd. under this contract shall be collected by Beijing Kingsoft Software Co., Ltd. on behalf. Party A shall only need to pay the license implementation fee to Beijing Kingsoft Software Co., Ltd. to fully perform its full payment obligations.

Beijing Kingsoft Cloud Technology Co., Ltd. and Beijing Kingsoft Cloud Network Technology Co., Ltd. jointly pay the patent license fee under this contract of RMB Four Million (RMB4,000,000.00), that is, Beijing Kingsoft Cloud Technology Co., Ltd. and Beijing Kingsoft Cloud Network Technology Co., Ltd. each shall pay 50% of the patent license fee, which is RMB Two Million (RMB2,000,000.00).

The above-mentioned collecting company of Party B has issued a legal and valid VAT invoice that is consistent with the payment amount to Party A. Therefore, it will no longer issue an invoice to the corresponding payment company of Party A. For account information, please refer to Annex 2.

Article 10 Party A agrees to accept the implementation license in accordance with the status quo of the patent right. Party B does not make any non-infringement guarantee. Unless Party B refuses to cooperate with Party A to handle the license in accordance with this contract, the costs involved in this contract are not refunded. However, if a third party submits an invalid application for the patent under this agreement during the license period, Party B shall make an invalid defense and the related costs shall be borne by Party B.

Article 11 Party B shall maintain the validity of this patent right during the term of this contract. If any patent is invalid due to whatever reason, the license for the implementation of the patent right shall be terminated, and the licensing fee paid by Party A to Party B shall not be refunded.

Article 12 Party A shall start to implement the patents under this contract within 3 years after the contract becomes effective; for failure to implement within the time limit, Party A shall promptly notify Party B, give a proper explanation and obtain Party B’s approval. For patents that have not been actually implemented by Party A, Party B may terminate the payment of annual fees for such authorized patent after obtaining Party A’s written confirmation.

Article 13 The parties determine that in the performance of this contract, neither party shall in any way restrict the technological competition and technological development of the other party.

Article 14 The two parties determine:

1. Party B has the right to make use of the inventions and creations involved in the patent rights licensed under this contract for subsequent improvements. The new technological achievements that have the characteristics of substantial or creative technological progress shall be owned by Party B and the benefits of technological achievements shall be solely owned by Party B.

2. Party A has the right to make subsequent improvements to the inventions created by the patents that are licensed under this contract. The new technological achievements with substantial or creative technological progress characteristics shall be owned by Party A, and the benefits of technological achievements shall be solely owned by Party A.

3. All the benefits, including but not limited to economic income, obtained by Party A and Party B based on the implementation of the patent rights under this contract, shall not be shared with the other party or any third party and are not subject to the validity period and implementation period of this contract.

Article 15 Changes to this contract shall be agreed upon by both parties and determined in writing. However, in one of the following circumstances, one party may submit a request to the other party to change the rights and obligations under the contract, and the other party shall reply within 30 days; if no reply is made within the time limit, it shall be deemed as consent:

1. None                                ;

2. None                                ;

3. None                                ;

4. None                                .

Article 16 The two parties determine that if one party to this contract fails to perform the obligations of the agreement or the performance of the obligations does not comply with the agreement and causes losses to the other party, such party shall be liable for damages. The defaulting party’s amount of compensation for the loss shall be equivalent to the loss caused by the default.

Article 17 The two parties determine that during the validity of this contract, Party A designates [Yang Miao] as the project contact person of Party A, and Party B designates [Huo Sufang] as the project contact person of Party B. The project contact persons have the following responsibilities:

1. Confirm the handover of information, documents and data;

2. Confirm project scope and progress.

If any party changes the contact person of the project, it shall promptly notify the other party in writing. If any party fails to notify in a timely manner, affecting the performance of this contract or causing losses, such party shall bear corresponding responsibilities.

Article 18 Any disputes arising from the performance of this contract shall be resolved through negotiation and mediation. If negotiation and mediation fail, either party may file a lawsuit to the people’s court with jurisdiction in the place (i.e., No. 33 Xiaoying West Road, Haidian District, Beijing) where this contract is signed.

Article 19 The two parties determine that the terms and technical terms involved in this contract and related annexes are defined and explained as follows:

1. Consolidated subsidiaries: defined in accordance with the relevant provisions of international accounting standards;

2. Party A’s Group: Kingsoft Cloud Holdings Limited and the consolidated subsidiaries of Kingsoft Cloud Holdings Limited;

3. Party B’s Group: Kingsoft Corporation Limited and the consolidated subsidiaries of Kingsoft Corporation Limited; for the purpose of this contract, Party B’s Group excludes Party A and the companies of Party A’s Group;

4. Seasun Entertainment Group: Seasun Holdings Limited and the consolidated subsidiaries of Seasun Holdings Limited.

5. Kingsoft Office Group: Beijing Kingsoft Office Software Co., Ltd. and the consolidated subsidiaries of Beijing Kingsoft Office Software Co., Ltd.

6. Cloud storage and cloud computing services: Cloud storage and cloud computing services mainly engaged by Party A’s Group currently based on cloud technology provided as basic cloud service vendors, including the content delivery networks (CDN), the basic network services, and the Internet Data Center Business (IDC). “Content distribution network (CDN)” business makes use of the node server groups distributed in different regions to form a traffic distribution management network platform to provide users with scatter storage and cache of contents, and distribute the contents to the fast and stable cache servers based on the network dynamic traffic and load conditions to improve user content access response speed and service availability related services; “basic network services” provide users with independent and manageable Internet access service business, and services related to basic network functions such as encryption, acceleration, and load balancing of domestic data transmission services by fixed network through basic communication lines and communication equipment; “Internet data center (IDC) services” provide placement, agent maintenance, system configuration, and management services for users’ servers, the Internet or other network related equipment through the corresponding computer room facilities by means of outsourcing rent, as well as providing lease of equipment such as database systems or servers and lease of their storage space, agent lease of communication lines and egress bandwidth, and other application services, including Internet resource collaboration services. In order to avoid divergence, the two parties confirm that the business scope of the cloud storage and cloud computing services engaged by Party A’s Group shall not compete with other business lines of Party B’s Group, and the cloud application services provided by the consolidated subsidiaries (Seasun Entertainment Group and Kingsoft Office Group) of Party B’s Group based on cloud technology and combined with its products and services (such as online games and office software) do not belong to the aforementioned cloud storage and cloud computing services or similar services.

7. The existing business sectors engaged by Party A and Party A’s Group and the products and services involved in the existing business sectors: [cloud storage and cloud computing services].

Article 20 The following technical documents related to the performance of this Contract shall be an integral part of the Contract after confirmation by the parties via email:

1. Technical background data: None;

2. Feasibility study report: None;

3. Technical evaluation report: None;

4. Technical standards and specifications: None;

5. Original design and process documents: None;

6. Others: None;

Article 21 Commitments and Guarantees

1. The parties to the Contract mutually promise and guarantee as follows:

(1) It is an enterprise legal person legally established and effectively existing in accordance with the PRC law;

(2) it has all the rights and authority to sign this contract and perform this Contract, and has not signed any agreement or arrangement that conflicts or may conflict with this contract; and

2. Party A hereby promises and guarantees to Party B as follows:

(1) After the signing of this Contract, it shall pay Party B all the license fees in accordance with the Contract;

(2) It has not taken any action or omitted to take any action to cause or allow any damage to the rights attached to this Contract or invalidate the license under this Contract;

(3) When Party A handles the registration of the relevant patent rights under this contract, it shall do its utmost to provide corresponding assistance, including but not limited to providing the documents and certificates required by the patent registration authority.

3. Party B hereby promises and guarantees to Party A as follows:

(1) It is the legal owner of the patent rights under this Contract, and has the right to license such patent rights to Party A in accordance with the provisions of this Contract;

(2) All the information provided to Party A in accordance with this Contract is complete and valid

(3) It has not taken any action or omitted to take any action to cause or allow any damage to the rights attached to this Contract or invalidate the license under this Contract;

(4) When Party A handles the registration of the relevant patent rights under this contract, it shall do its utmost to provide corresponding assistance, including but not limited to providing the documents and certificates required by the patent registration authority.

Article 22 Alteration, Cancellation or Termination of the Contract

1. Both parties may agree unanimously to change or terminate this Contract by signing a written contract through friendly negotiation.

2. If force majeure events or other reasons make the performance of this Contract unnecessary or impossible, either party has the right to terminate this Contract.

3. Party B has the right to cancel or terminate this Contract by unilateral notice in any of the following situations, and this Contract shall be cancelled or terminated immediately upon the date of the notice of cancellation or termination:

(1) A patent under this contract is invalid or loses efficacy for any reason or Party B is no longer the right holder (only for this patent);

(2) The licensee is no longer a member of Party A’s Group (only for this entity).

(3) Party A refuses to make corrections after being notified by Party B for any violation of the patent right under the Contract;

(4) Party A’s Group causes any company in Party B’s Group to suffer goodwill and / or economic loss due to violation of this Contract.

(5) The effective existence of this Contract is subject to the full satisfaction of all the prerequisites of the following stipulations, if any one is not satisfied:

i. Kingsoft Corporation Limited shall be the sole substantial shareholder of Party A’s Group;

ii. Kingsoft Corporation Limited shall hold no less than 30% of the equity of Party A’s Group.

Note: If Party A or Party A’s Group adopts multiple voting mechanism, the above stipulations shall satisfy both the voting right ratio and the equity return ratio.

4. Party B has the right to change the right holder of the licensed patent on the premise that such change does not adversely affect the performance of this Contract, but shall notify Party A 5 working days before the change, and shall ensure that the Contract is constantly performed by the successor of the patents owned by Party B.

Article 23 Miscellaneous

1. After the signing of this Contract, if Party A requests to file the implementation license for record, Party A shall be responsible for completing the filing of the patent license within a reasonable period of time after the signing of this Contract and Party B shall cooperate to provide the required formalities. For the purpose of filing the formalities of such patent licenses, the two parties may sign a separate agreement on the filing matters according to the requirements of the patent registration authority. In case of any discrepancy between the documents required to sign for the relevant procedures and this Contract, this Contract shall prevail.

2. The parties have the obligation to notify and assist the other party in handling rights protection matters. For rights protection affairs related to Party A’s business, Party A shall be responsible for rights protection in its own name, and Party B shall provide necessary assistance. Party A shall bear the rights protection costs and be entitled to the compensation income.

3. This Contract is made in eight counterparts and each party holds four copies with the same legal effect.

4. From the date of signing this Contract, the validity of the original license agreement shall be automatically terminated. The license for the patents listed in the original license agreement shall be executed in accordance with this Contract.

Annex I:

No.	Title	Application No.	Application date	Applicant
1	Method and system for logging into real-time network hard disk server through instant communication software	CN201110391014.7	2011-11-30	Beijing Kingsoft Software Co., Ltd.; Zhuhai Kingsoft Software Co., Ltd.

2	A system and method for transmitting files	CN201110461119.5	2011-12-31	Beijing Kingsoft Software Co., Ltd.; Zhuhai Kingsoft Software Co., Ltd.

3	A system and method for transmitting files	CN201110461042.1	2011-12-31	Beijing Kingsoft Software Co., Ltd.; Zhuhai Kingsoft Software Co., Ltd.

4	System and method for preferentially synchronizing and updating designated files	CN201110185939.6	2011-6-30	Beijing Kingsoft Software Co., Ltd.; Zhuhai Kingsoft Software Co., Ltd.

5	A system and method for transmitting files	CN201110461041.7	2011-12-31	Beijing Kingsoft Software Co., Ltd.; Zhuhai Kingsoft Software Co., Ltd.

6	Method to display network disk file status at the client and the client	CN201110255373.X	2011-8-31	Beijing Kingsoft Software Co., Ltd.

Annex II: Account Information

Technology Transfer (Patent License) Agreement

Signature page

Party A: Beijing Kingsoft Cloud Network Technology Co., Ltd. (Seal)

/s/ Seal of Beijing Kingsoft Cloud Network Technology Co., Ltd.

Legal representative:                                  (Signature)

            Date:

Party A: Beijing Kingsoft Cloud Technology Co., Ltd. (Seal)

/s/ Seal of Beijing Kingsoft Cloud Technology Co., Ltd.

Legal representative:                                  (Signature)

            Date:

Party B: Beijing Kingsoft Software Co., Ltd. (Seal)

/s/ Seal of Beijing Kingsoft Software Co., Ltd

Legal representative/Authorized agent:                                 (Signature)

            Date:

Party B: Zhuhai Kingsoft Software Co., Ltd. (Seal)

/s/ Seal of Zhuhai Kingsoft Software Co., Ltd.

Legal representative/Authorized agent:                                 (Signature)

            Date:

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Stamp Tax Paste:

(To be completed by the technical contract registration authority)

Contract registration number:

1. Applicant for registration:

2. Registration materials: (1)

(2)

(3)

3. Type of contract:

4. Contract transaction amount:

5. Technology transaction amount:

Technical contract registration authority (seal)

Handled by:

Date: